Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the fiscal year 2006 Quarterly Report of Costco Wholesale Corporation (the “Company”) on Form 10-Q for the quarter ending November 20, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James D. Sinegal, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES D. SINEGAL	Date: December 20, 2005

James D. Sinegal

President, Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to and will be retained by Costco Wholesale Corporation and furnished to the Securities and Exchange Commission or its staff upon request.